GLOBAL AMENDMENT


     This GLOBAL AMENDMENT (the "Global Amendment"), dated as of the 29th day of March, 1999, is made and entered into on the terms and conditions hereinafter set forth, by and among TELTRONICS, INC., a Delaware corporation ("Teltronics" or the "Issuer"), TTG ACQUISITION CORP., a Delaware corporation, Teltronics/SRX, Inc., a Delaware corporation, AT SUPPLY, INC., a Texas corporation, and INTERACTIVE SOLUTIONS, INC., a Delaware corporation (each of the foregoing entities, including Teltronics, is sometimes referred to herein as a "Borrower", and the foregoing entities, including Teltronics, are sometimes collectively referred to herein as the "Borrowers"), and SIRROM CAPITAL CORPORATION d/b/a TANDEM CAPITAL, a Tennessee corporation ("Sirrom").

                               WITNESSETH:

     WHEREAS, Borrowers and Sirrom are all the parties to that certain Loan and security Agreement (the "Loan Agreement"), dated as of the February 25, 1998, by and among the Borrowers and Sirrom, providing for loans from Sirrom to Borrower in the original principal amounts of $1,000,000 (the "Primary Loan") and $280,000 (the "Secondary Loan");

      WHEREAS, pursuant to the Loan Agreement, Borrowers have executed that certain Senior Secured Promissory Note, dated February 26, 1998, in the
Primary Loan amount, payable to the order of Sirrom (together with any extensions, modifications, renewals and/or replacements thereof, as the "Primary Note") and that certain Senior Secured Promissory Note, dated
February 26, 1998, in the Secondary Loan amount, payable to the order of Sirrom (together with any extensions, modifications, renewals and/or replacements thereof, as the "Secondary Note");

     WHEREAS, Borrowers and Sirrom are all the parties to that certain Trademark, Copyright and Patent Security Agreement (the "Trademark Security Agreement"), dated as of the February 26, 1998, by and among Borrowers and Sirrom, providing for the grant of a security interest in certain assets of Borrowers to secure their obligations to Sirrom;

     WHEREAS, Issuer and Sirrom are the parties to that certain Debenture Purchase Agreement (the "Debenture Purchase Agreement"), dated as of the February 25, 1998, by and among Issuer and Sirrom providing for the issuance and sale to Sirrom by Issuer of its 12% subordinated secured debentures due February 13, 2002;

     WHEREAS, pursuant to the Debenture Purchase Agreement, Issuer has executed that certain 12% Subordinated Secured Debenture due February 13, 2002, dated February 26, 1999, payable to the order of Sirrom (together with any extensions, modifications, renewals and/or replacements thereof, the "Debenture");

     WHEREAS, Borrowers and Issuer have requested that Sirrom permit certain amendments to the Primary Note and the Debenture (the "Amendments");

     NOW, THEREFORE, in consideration of the agreement of Sirrom to permit the Amendments, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Issuer and Sirrom hereby agree as follows:

     Section 1.     AMENDMENT OF LOAN AGREEMENT; SECURED INDEBTEDNESS.

     (a) The definition of "A Loan Note" provided in Section 1.1 of the Loan Agreement shall be, and hereby is, amended to mean the Amended and Restated Senior Secured Promissory Note in the principal amount of $1,000,000 in the form attached hereto as EXHIBIT A to be executed in connection with this Global Amendment (the "Amended and Restated Note").

     (b) Borrowers, and each of them, acknowledge and agree that the indebtedness evidenced by the Amended and Restated Note, and the obligations of Borrowers thereunder, shall constitute a Secured Obligation (as defined in Section 2.2 of the Loan Agreement) and as such shall be secured by the Collateral to be executed in connection with this Global Amendment (as defined in Section 2.1 of the Loan Agreement).

     (c) The definition of "Obligations" provided in Section 1 of the Trademark Security Agreement shall be, and hereby is, amended to include the Amended and Restated Note.

     Section 2.     AMENDMENT OF DEBENTURE PURCHASE AGREEMENT; SECURED
INDEBTEDNESS.

     (a) The definition of "Debentures" provided in Section 1.1 of the Debenture Purchase Agreement shall be, and hereby is, amended to mean the Amended and Restated 12% Subordinated Secured Debenture due on February 13, 2002 in the principal amount of $1,750,000 in the form attached hereto as EXHIBIT B to be executed in connection with this Global Amendment.

     (b) Issuer acknowledges and agrees that the indebtedness evidenced by the Amended and Restated Debenture, and the obligations of Issuer thereunder, shall be secured by the Collateral (as defined in Section 1.1(b) of the Debenture Purchase Agreement).

     Section 3. PROCESSING FEE. In connection with the transactions contemplated by the Amendments, Teltronics shall pay to Sirrom a processing fee in the amount of $10,000, which amount, together with the reasonable expenses of Sirrom in connection with the Amendments and this Global Amendment, shall be paid by Teltronics in immediately available funds on the date hereof in accordance with instructions received by it from Sirrom.

     Section 4. NO NOVATION. This Global Amendment, the Amended and Restated Note and the Amended and Restated Debenture are not intended to be, nor shall they be construed to create, a novation or accord and satisfaction, and the Loan Agreement, Debenture Purchase Agreement, Amended and Restated Note and Amended and Restated Debenture, as herein modified, shall continue in full force and effect.

     Section 5. RATIFICATION. The Issuer and each of the Borrowers hereby ratifies and confirms all of the representations and warranties set forth in each of the Loan Agreement and the Debenture Purchase Agreement, and hereby restates and confirms the covenants set forth therein.

     Section 6. OTHER PROVISIONS. Except as modified or amended in this Global Amendment, all terms and conditions of the Loan Agreement and the Debenture Purchase Agreement shall remain in full force and effect.

     Section 7. ENTIRE AGREEMENT. This Global Amendment and the other written agreements between Borrowers and Lender executed contemporaneously herewith represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

     Section 8. COUNTERPARTS. This Global Amendment may be executed in multiple originals or counterparts, each of which shall be deemed an original and all or which when taken together shall constitute but one and the same instrument.

     Section 9. GOVERNING LAW. This Global Amendment shall be construed and enforced under the internal laws of the State of Tennessee, without reference to the conflict of laws principles thereof.

     Section 10. WAIVER OF JURY TRIAL. ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO, OR CONNECTED WITH THIS GLOBAL AMENDMENT, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED
IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS GLOBAL AMENDMENT.



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                  [SIGNATURE PAGE TO GLOBAL AMENDMENT]


     IN WITNESS WHEREOF, the parties hereto have executed this Global Amendment, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                              BORROWERS/ISSUER:

                              TELTRONICS, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Exec. VP

                              [CORPORATE SEAL]

                              TTG ACQUISITION CORP.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              AT SUPPLY, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              INTERACTIVE SOLUTIONS, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              TELTRONICS/SRX, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      President

                              [CORPORATE SEAL]

                              LENDER:

                              SIRROM CAPITAL CORPORATION
                              d/b/a TANDEM CAPITAL

                              By:       John S. Scott
                              Name:     John S. Scott
                              Its:      VP


                           Index of Attachments

  EXHIBIT A Form of Amended and Restated Senior Secured Promissory Note EXHIBIT B Form of Amended and Restated Debenture